EXHIBIT 99.1
                                                                    ------------


                         FORM 3 JOINT FILER INFORMATION

NAME:                                   Electrograph Investment Holdings, Inc.
ADDRESS:                                c/o Caxton-Iseman Capital, Inc.
                                        500 Park Avenue
                                        New York, NY 10022
DESIGNATED FILER:                       Electrograph Holdings, Inc.
ISSUER & TICKER SYMBOL:                 Manchester Technologies, Inc. (MANC)
DATE OF EVENT REQUIRING STATEMENT       April 17, 2005
SIGNATURE:                              /s/ Frederick J. Iseman



NAME:                                   Caxton-Iseman (Electrograph), L.P.
ADDRESS:                                c/o Caxton-Iseman Capital, Inc.
                                        500 Park Avenue
                                        New York, NY 10022
DESIGNATED FILER:                       Electrograph Holdings, Inc.
ISSUER & TICKER SYMBOL:                 Manchester Technologies, Inc. (MANC)
DATE OF EVENT REQUIRING STATEMENT       April 17, 2005
SIGNATURE:                              /s/ Frederick J. Iseman



NAME:                                   Golconda Holdings, Inc.
ADDRESS:                                c/o Caxton-Iseman Capital, Inc.
                                        500 Park Avenue
                                        New York, NY 10022
DESIGNATED FILER:                       Electrograph Holdings, Inc.
ISSUER & TICKER SYMBOL:                 Manchester Technologies, Inc. (MANC)
DATE OF EVENT REQUIRING STATEMENT       April 17, 2005
SIGNATURE:                              /s/ Frederick J. Iseman



NAME:                                   Frederick J. Iseman
ADDRESS:                                c/o Caxton-Iseman Capital, Inc.
                                        500 Park Avenue
                                        New York, NY 10022
DESIGNATED FILER:                       Electrograph Holdings, Inc.
ISSUER & TICKER SYMBOL:                 Manchester Technologies, Inc. (MANC)
DATE OF EVENT REQUIRING STATEMENT       April 17, 2005
SIGNATURE:                              /s/ Frederick J. Iseman